UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 14, 2017

Commission file number	Registrant, State of Incorporation or Organization, Address of Principal Executive Offices, and Telephone Number	IRS Employer Identification No.
1-32853	DUKE ENERGY CORPORATION (a Delaware corporation) 550 South Tryon Street Charlotte, North Carolina 28202-1803 704-382-3853	20-2777218

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240. 13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

☐ If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On December 14, 2017, Robert M. Davis was appointed to the Board of Directors (the “Board”) of Duke Energy Corporation (the “Corporation”), effective January 8, 2018. Mr. Davis has been appointed to the Board’s Audit Committee and Finance and Risk Management Committee. Mr. Davis has been Chief Financial Officer and Executive Vice President, Global Services for Merck & Co., Inc. since April 2014. Prior to Merck, Mr. Davis worked for Baxter International, Inc. as Corporate Vice President and President of Medical Products from 2010 to 2014, Corporate Vice President and President of Baxter’s renal business in 2014, Corporate Vice President and Chief Financial Officer from 2006 to 2010, and Treasurer from 2004 to 2006. Mr. Davis has served on the Board of Directors for C.R. Bard, Inc. since October 2015.

The Board has determined that Mr. Davis has no material relationship with Duke Energy or its subsidiaries and is therefore independent under the listing standards of the New York Stock Exchange and the rules and regulations of the Securities and Exchange Commission (“SEC”). Mr. Davis’ directorship will expire, along with the Corporation’s other directors’ terms, at the next annual meeting of shareholders.

As a non-employee director of the Corporation, Mr. Davis will receive a pro-rated payment of the cash and stock annual retainer, will be eligible for other retainers (if applicable) in accordance with the Corporation’s Director Compensation Program, as set forth on Exhibit 10.3 of the Company’s Form 10-Q, filed with the SEC on August 3, 2017, and will be eligible to participate in the Corporation’s Directors’ Savings Plan, which is described in the Annual Proxy Statement filed with the SEC on March 23, 2017. Mr. Davis is subject to the Corporation’s Stock Ownership Guidelines, which require outside directors to own Duke Energy Corporation common stock (or common stock equivalents) with a value equal to at least five times the annual cash retainer (i.e., an ownership level of $625,000) or retain 50% of their vested annual equity retainer until such minimum requirements are met.

SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DUKE ENERGY CORPORATION

Date: December 14, 2017	By:	/s/ Julia S. Janson
	Name:	Julia S. Janson
	Title:	Executive Vice President, External Affairs, Chief Legal Officer and Corporate Secretary

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